Exhibit 10.14

LOAN AGREEMENT

Between

GINZA ONODERA USA INC.

(Hereinafter referred to as “Borrower”)

And

ONODERA GROUP CO., LTD.

(Hereinafter referred to as “Lender”)

This loan agreement (hereinafter referred to as “this agreement) is established between the following parties:

Between

GINZA ONODERA USA INC. (Borrower)

Address :	808 Kapahulu Ave, Honolulu, HI 96816, USA
EIN code:
Representative:	KEIICHI YAMAMOTO	Position:	Executive Vice President

And

ONODERA GROUP CO., LTD (Lender)

Address:	1-1-3 Otemachi Chiyoda-ku, Tokyo 100-0004, Japan
EIN code:
Representative:	HIROSHI ONODERA	Position:	President

Mutually agree to sign a loan agreement as follows:

Article 1: Loan value

1.1.	Value of loan: The lender agrees to lend to the borrower a total of JPY30,000,000 (Three million Japanese Yen).

1.2.	Type of currency: JPY (Japanese Yen)

1.3.	This agreement takes effect from the date the borrower receives the loan amount.

Article 2: Term of principal payment

The payment period of this loan shall be three year from the date of loan, and the amount including the principal and interest shall be repaid in a lump sum at the expiration of the period.

Article 3: Interest rate

The interest rate of the loan shall be 0.5% per annum from the commencement date of this Agreement, and it shall be repaid by adding it to the principal when the loan is repaid.

Article 4: Methods of transaction

The lender will transfer the amount of the loan under article 1 to the borrower’s bank account as follows.

Bank name	First Hawaiian Bank, Kapiolani Branch
Address	1580 Kapiolani Blvd, Honolulu, HI 96814
Account number
SWIFT/BIC	FHBKUS77
Account name	ONODERA USA INC.

Article 5: Terms of dispute

In case of any dispute between the two parties related to this agreement, it will be complied with the arbitral award at the place where the lender is attached.

In witness whereof, this Agreement has been prepared in one original, and Borrower shall retain the original and Lender shall retain a copy thereof.

DATE:	11/17/2023

GINZA ONODERA USA INC.		GINZA ONODERA GROUP CO., LTD.

/s/ KEIICHI YAMAMOTO		/s/ HIROSHI ONODERA
Executive Vice President /		President /
KEIICHI YAMAMOTO		HIROSHI ONODERA